UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SCHEDULE 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ASSURED PHARMACY, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: _________________________________
(2)	Form, Schedule or Registration Statement No.: ________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Date Filed: _________________

AMENDED PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION

Assured Pharmacy, Inc.
5600 Tennyson Parkway, Suite 390
Plano, Texas 75024

For proxy information, please call (866) 752-8683
Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, North Carolina 27560

NOTICE OF VOTE FOR ACTIONS TO BE TAKEN BY CONSENT IN LIEU OF MEETING

To the shareholders of Assured Pharmacy, Inc.:

Notice is hereby given that the Board of Directors has submitted several actions to be taken by consent in lieu of a meeting. The following “Actions” are more fully described in the accompanying Proxy Statement:

1.
Amend and restate the Articles of Incorporation of the Company, in the form attached hereto as Exhibit A, to increase the authorized number of shares of Common Stock available for issuance from 35,000,000 to 100,000,000.

2.
Create and designate a class of Preferred Stock called the “Series D Preferred Stock,” consisting of 15,000 shares of stock, par value $0.001 per share, and designate to such class of stock those rights as described in that certain Certificate of Designation, a copy of which is attached hereto as Exhibit B.

The Actions to be taken under this proxy statement are to be taken by written consent. All consents must be received by: ________________. As the Actions are to be taken by written consent in lieu of a meeting, no shareholder proposals will be accepted. The Proxy Statement will be sent or given to shareholders on or around the date of filing this proxy with the Securities and Exchange Commission.

The Board of Directors of Assured Pharmacy, Inc. (the “Company”) has determined October 8, 2013 as the record date for determination of shareholders entitled to notice of, and to vote. The enclosed proxy is being solicited on behalf of the Company.

By the Board of Directors for Assured Pharmacy, Inc.,

/s/: Robert DelVecchio
Chief Executive Officer

INFORMATION ABOUT THE PROXIES, PROPOSALS AND VOTE FOR ACTIONS TAKEN BY WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING

The Company’s Proxy Statement and 2012 Annual Report are available at:

http://www.proxydirect.com/APHY

The Actions to be taken under this proxy statement are to be taken by written consent. All consents must be received by: ____________. As the Actions are to be taken by written consent in lieu of a meeting, no shareholder proposals will be accepted. Approximate date on which proxy and proxy statement are first sent or given to security holders is on or around __________.

What is the purpose of the vote for actions taken by written consent in lieu of a special meeting?

Through written consent, stockholders, whom we also refer to as shareholders in this Proxy Statement, will vote on the following matters:

1.
Amend and restate the Articles of Incorporation of the Company, in the form attached hereto as Exhibit A, to increase the authorized number of shares of Common Stock available for issuance from 35,000,000 to 100,000,000.

2.
Create and designate a class of Preferred Stock called the “Series D Preferred Stock,” consisting of 15,000 shares of stock, par value $0.001 per share, and designate to such class of stock those rights as described in that certain Certificate of Designation, a copy of which is attached hereto as Exhibit B.

Who can vote?

To be able to vote, you must have been an Assured Pharmacy, Inc. shareholder of record at the close of business on October 8, 2013. This date is the Record Date for the vote for actions to be taken by written consent in lieu of a special meeting. Shareholders of record who own our voting securities at the close of business on October 8, 2013 are entitled to vote on each proposal by written consent in lieu of a special meeting.

How many votes do I have?

Each share of our Common Stock that you own on the Record Date entitles you to one vote on each matter that is voted on. Each share of Series A Preferred Stock that you own on the Record Date entitles you to either 1,112 ((1,000/$0.899280576) x 1) votes on each matter that is voted on if you own Series A Preferred Stock pursuant to a Credit Facility Note or 1,111 ((1,000/$0.90) x 1) votes on each matter that is voted on if you own any other shares of Series A Preferred Stock that is not pursuant to the Credit Facility Note. Each share of Series B Preferred Stock that you own on the Record Date entitles you to 1,111 ((1,000/$0.90) x 1) votes on each matter that is voted on. Each share of Series C Preferred Stock that you own on the Record Date entitles you to 1,111 ((1,000/$0.90) x 1) votes on each matter that is voted on.*

* Numbers have been rounded for readability.

Is my vote important?

Your vote is important no matter how many shares you own. Please take the time to read the options for voting below. Choose the way to vote that is easiest and most convenient for you and follow the instructions and cast your vote as soon as possible.

When must the vote by written consent in lieu of a special meeting be submitted by?

The vote by written consent in lieu of a special meeting must be submitted by ________________.

Who is soliciting my proxy?

Our Board of Directors is soliciting your proxy to vote by written consent in lieu of a special meeting. By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares as you have instructed.

What is the difference between holding shares as a “stockholder of record” and holding shares as a “beneficial owner in street name”?

If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Co., you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in “street name,” a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares. As the beneficial owner, you have the right to direct your broker, bank, or company appointed designee on how to vote your shares by following their instructions. Contact your broker, bank, or company appointed designee for the correct procedure on how to vote your shares as soon as you receive this Proxy Statement in order to meet the ___________ deadline for voting.

What if I do not mark the boxes on my Proxy Card?

Any Proxy Card returned without directions given will be voted “FOR” all proposals presented.

Who pays for the solicitation of Proxies?

The solicitation of proxies is made on behalf of the Board of Directors. We pay all costs to solicit these proxies. Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities. We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. We will reimburse their reasonable expenses.

Who is entitled to vote by written consent in lieu of a special meeting?

Stockholders of record at the close of business on October 8, 2013, which we refer to herein as the “Record Date,” will be entitled to notice of the vote by written consent in lieu of a special meeting and to vote by written consent in lieu of a special meeting.

What happens if additional matters or amendments to matters are submitted to the Board of Directors for consideration or action under this written consent in lieu of a special meeting?

As the Actions are to be taken by written consent in lieu of a special meeting, no shareholder proposals will be accepted.

What constitutes a quorum?

In order for business to be conducted through a vote by consent in lieu of a special meeting, a quorum must be represented by votes or valid proxies. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you abstain or fail to vote on any of the proposals listed on the proxy card. A quorum consists of the holders of a majority of the shares of stock issued and outstanding on October 8, 2013, the Record Date. In the event of any abstentions or broker non-votes with respect to any proposed action to be taken by written consent in lieu of a special meeting, the proxy will be counted as represented for purposes of determining the existence of a quorum. If a quorum is not represented, the proposed actions will not pass.

If I don’t vote, how will the shares I own in my brokerage account be voted?

Abstentions and broker non-votes will be voted to the fullest extent allowable under Nevada corporate law. If your shares are held in the name of a brokerage firm, and you do not tell your broker how to vote your shares (a “broker non-vote”), the broker can vote them as it sees fit in accordance with Nevada law.

What vote is required for each item?

Amending and restating the Articles of Incorporation to increase the authorized Common Stock. The total number of affirmative votes cast amending and restating the Articles of Incorporation to increase the authorized Common Stock must exceed the number of votes cast in opposition for the action to pass.

Creating and designating the “Series D Preferred Stock.” The total number of affirmative votes cast for the approval of amending the Articles of Incorporation to create and designate the “Series D Preferred Stock” must exceed the number of votes cast in opposition for the action to pass.

Who will count the votes?

The votes will be counted, tabulated and certified by Issuer Direct Corporation, our proxy agent.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the Board of Directors. The inspector will forward any written comments that you make on the Proxy Card to management without providing your name, unless you expressly request disclosure on your Proxy Card.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote FOR all of the proposals.

Where can I find the voting results?

We will report the voting results on Form 8-K within Four (4) business days after the final day to submit a vote by written consent in lieu of a special meeting.

Assured Pharmacy, Inc.
5600 Tennyson Parkway, Suite 390
Plano, Texas 75024

For proxy information, please call (866) 752-8683
Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, NC 27560

The Actions to be taken under this proxy statement are to be taken by written consent. All consents must be received by: __________. As the Actions are to be taken by written consent in lieu of a meeting, no shareholder proposals will be accepted. Approximate date on which proxy and proxy statement are first sent or given to security holders is on or around _____________.

The “Actions” to be taken under this proxy statement include:

1.
Amend and restate the Articles of Incorporation of the Company, in the form attached hereto as Exhibit A, to increase the authorized number of shares of Common Stock available for issuance from 35,000,000 to 100,000,000.

2.
Create and designate a class of Preferred Stock called the “Series D Preferred Stock,” consisting of 15,000 shares of stock, par value $0.001 per share, and designate to such class of stock those rights as described in that certain Certificate of Designation, a copy of which is attached hereto as Exhibit B.

Required Vote.

The total number of affirmative votes cast by written consent in lieu of a special meeting to approve an action must exceed the number of votes cast in opposition of the action for the action to pass.

Revocability of Proxy and Dissenter’s Right of Appraisal.

The proxy may not be revoked. Shareholders are not entitled to assert dissenter rights under Nevada Revised Statues 92A.300 to 92A.500.

Interest of certain Persons in Matters To Be Acted Upon.

None.

Table of Share Structure provided all Actions are approved.

Class of Stock	Number of Shares Authorized	Number of Shares Outstanding		Number of Shares Authorized and Unissued
Common Stock	100,000,000	(	*)
Series A Preferred Stock	2,830
Series B Preferred Stock	7,745
Series C Preferred Stock	813
Series D Preferred Stock	15,000

* This number does not include existing warrant shares. If shareholders choose to exercise their warrant shares, the number of outstanding shares could be up to _________________.

ITEM 1.                      APPROVAL OF INCREASE IN AUTHORIZED NUMBER OF SHARES

The Board of Directors believes that it is in the best interest of the Company to have sufficient shares of the Company’s Common Stock available to provide for the future funding of the Company and its business plan, and that the current number of authorized shares of Common Stock may be insufficient to meet those needs. Assured Pharmacy, Inc. wishes to amend and restate the Articles of Incorporation of the Company to increase its authorized Common Stock available for issuance from 35,000,000 to 100,000,000 shares. Our Common Stock is currently traded publicly on the Over The Counter Venture Marketplace (“OTCQB”) under the symbol “APHY.”

Our Board of Directors has unanimously approved and recommended that shareholders approve and adopt the Company’s Amended and Restated Articles of Incorporation attached hereto at Exhibit A.

Reasons for Increasing the Company’s Common Stock

The Board of Directors believes increasing the Company’s authorized Common Stock from 35,000,000 to 100,000,000 provides greater flexibility with respect to future transactions, including joint ventures, raising capital, acquisitions and other general corporate purposes. In the event the proposed increase is approved, each additional share of Common Stock authorized by the amendment to the Articles of Incorporation will have the same rights and privileges as each share of Common Stock currently authorized or outstanding. If this proposal is rejected, the Company may have insufficient authorized and unissued outstanding shares of Common Stock to take advantage of potential business opportunities.

The proposal to increase our authorized shares is NOT part of any plan by our Board to implement any antitakeover measures. Although increasing our authorized shares of Common Stock could have possible antitakeover effects, insofar as we would have the ability to issue a greater number of shares to discourage hostile takeovers or proxy contests, the proposed increase is not in response to any such effort by any individual, entity or group to acquire our Common Stock or otherwise obtain control of the Company.

Our holders of Common Stock have no preemptive rights. Authorized but unissued shares of the Company’s Common Stock may be issued at such times, for such purposes and for such consideration as our Board of Directors may deem appropriate without further authority from our shareholders, except as otherwise required by applicable laws, rules and regulations. If we elect to issue additional shares of Common Stock, our Board of Directors would have the discretion to determine to whom we offer such additional shares and the shareholders would not receive rights of first offer to purchase these shares. Except for a stock split or stock dividend, issuances of shares of voting common stock will dilute the voting power and ownership of our existing shareholders. Depending on the price at which our shares are issued, the issuance of shares of Common Stock may reduce the per share book value of the Company’s Common Stock.

The Company does not currently have any plans for the potential increase in the number of authorized shares available for issuance. The Series D Preferred Stock described in Item 2 below, designates that any one share of Series D Preferred Stock may, at the option of the holder, be converted at any time into 2,000 fully-paid and non-assessable shares of Common Stock.  Each share of Series D Preferred Stock shall entitle the holder to receive 2,000 shares of Common Stock upon conversion. In addition, each share of Series D Preferred Stock shall entitle the holder to 2,000 votes which is a number of votes that is equal to the number of shares of Common Stock into which each share of Series D Preferred Stock is convertible. While the Company does not have any current plans for its common stock once an increase in the authorized number of shares takes place, it is required to increase its authorized shares so that there are enough shares available for issuance if the Series D Preferred Stock is approved and after issuance, a holder wishes to convert to Common Stock.

In the event this proposal is approved, we expect to file the Amended and Restated Articles of Incorporation effectuating the increase in the number of authorized shares of our Common Stock on the later of ___________ or the earliest date permitted by law.

The Board unanimously recommends you vote “FOR” this Proposal.

ITEM 2.                      APPROVAL AND DESIGNATION OF “SERIES D PREFERRED STOCK”

The Board of Directors believes it to be in the best interest of the Company to create and designate a class of Preferred Stock called the “Series D Preferred Stock,” consisting of 15,000 shares of stock, par value $0.001 per share, and designate to such class of stock those rights and preferences as described in that certain Certificate of Designation, attached hereto at Exhibit B. We believe the proposed Series D Preferred Stock rights, privileges and preferences will be highly attractive to potential investors and, if approved and designated, could raise significant capital for the Company.

The proposed designation of the Series D Preferred Stock adversely alters and affects the rights of our Common Stockholders. Pursuant to the proposed terms of the Series D Preferred Stock, the initial investor must approve certain corporate actions of the Company, regardless of the total Common Stock votes for or against such actions. Such actions include, but are not limited to: any increase or decrease in the authorized number of shares of Common Stock or Preferred Stock; the delisting of any of the Company’s securities from the OTCQB or any national securities exchange; any redemption or repurchase with respect to the Common Stock or Preferred Stock; any liquidation, dissolution or winding-up of the business and affairs of the Company; any material modification or deviation from the Company’s annual business plan and operating budget; any payment or declaration of a dividend or other distribution on any shares of Common Stock or Preferred Stock made by the Board of Directors; and any change in the principal business of the Company. In addition to the foregoing, holders of the Series D Preferred Stock have the right to elect one director of the Company so long as at least 35% of the Series D Preferred Stock are issued and outstanding.

Upon shareholder approval, the Company plans to issue Series D Preferred Stock to certain investors for $1,000 per share for an aggregate purchase price of up to $3,000,000. For each share of Series D Preferred Stock purchased, two five-year warrants will be issued as follows: (i) a Series A Warrant to purchase 2,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) and (ii) a Series B Warrant to purchase 2,000 shares of Common Stock.

The Company is in negotiations with Pinewood Trading Fund, L.P. (the “Pinewood”) for the purchase of Series D Preferred Stock through a Securities Purchase Agreement (the “Transaction”). As part of the terms of the Transaction, Pinewood shall provide, at its discretion, $200,000 per month for three months beginning in October to the Company to purchase shares of Series D Preferred Stock, and has already provided $400,000 to the Company in exchange for promissory notes. Other investors shall have until November 30, 2013 to provide funding to the Company pursuant to the same Transaction terms. The Transaction is condition on the Company soliciting the holders of the unsecured debentures to tender their 16% Senior Convertible Debentures in an issuer tender offer to exchange them for one of two options which are:

Option #1: The issuance of restricted shares of common stock for the settlement of the balance of the Eligible Debenture, which shall consist of principle plus the currently outstanding unpaid interest as of September 30, 2013, at $0.60 per share with the issuance of new warrants to purchase common stock (the “New Warrants”) at an exercise price of $0.60 per share for the first twelve (12) months following the closing date of the issuer tender offer (the “Tender Offer”) and $0.75 thereafter for the remainder of the New Warrant’s term, with such term to be an extension of the term of the Eligible  Warrant by an additional three (3) years; or

Option #2: The issuance of amended and restated debentures (the “New Debentures”) which include the principal balance plus all accrued and unpaid interest as of September 30, 2013 of the Eligible Debentures with a reduction of the interest rate from sixteen percent (16%) to ten percent (10%), the extension of the maturity date for an additional three (3) years past the Eligible Debenture’s maturity date, reduction of the conversion price to $0.75 per share, and execution of a subordination agreement pursuant to which the Company will make no further payments to the debt holders until such time as the redemption of certain Series D Preferred Stock (to be designated) has been made in full (“Subordination Agreement”) and the issuance of New Warrants, the expiration date of which shall be 3 years past the expiration date set forth in the Eligible Warrants and a reduction of the conversion price to $0.75 per share.

In addition, Pinewood may, but is not obligated to, nominate one (1) Director to add to the Company’s existing Board currently comprised of four (4) people (for a total of five (5) directors).  The Company is further restricted, precluded, and prohibited from increasing the number of directors beyond 4 (or 5 should Pinewood elect to nominate a director) without the consent of Pinewood.  This gives Pinewood the ability without restriction or notice to install a board member at any time, subject to applicable law, at the Pinewoods’ sole discretion.

To better understand how the designation of the Series D Preferred Stock affects you and your rights as a Common Stockholder, the Board of Directors advises you to carefully read the Certificate of Designation in its entirety, a copy of which is attached hereto at Exhibit B.

The Board unanimously recommends you vote “FOR” this Proposal.

VOTING AND PROXY PROCEDURES

How do I vote?

If you are the “Record Holder” of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote in one of three following ways:

(1) You may vote over the Internet. If you have Internet access, you may vote your shares by following the Internet instructions on the proxy card.

(2) You may vote by mail. If you wish to vote by mail, you should follow the instructions on the proxy card. Shares represented by written proxy that are properly dated, executed and returned will be voted by written consent in lieu of a special meeting in accordance with the instructions on such written proxy. The shares you own will be voted according to your instructions on the Proxy Card you mail. If you return the Proxy Card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. If no specific instructions are given, shares will be voted: (1) FOR amending and restating the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock available for issuance from 35,000,000 to 100,000,000; and (2) FOR the creation and designation of the “Series D Preferred Stock,” consisting of 15,000 shares of stock, par value $0.001 per share. Such shares may also be voted by the named proxies for such other business properly included in the written consent in lieu of a special meeting.

(3) You may vote by telephone. Stockholders who wish to vote by telephone should follow the instructions on the proxy card. Shares voted by telephone or represented by written proxies that are properly dated, executed and returned will be voted by written consent in lieu of a special meeting in accordance with the instructions given by telephone. If no specific instructions are given, shares will be voted: (1) FOR amending and restating the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock available for issuance from 35,000,000 to 100,000,000; and (2) FOR the creation and designation of the “Series D Preferred Stock,” consisting of 15,000 shares of stock, par value $0.001 per share. Such shares may also be voted by the named proxies for such other business properly included in the written consent in lieu of a special meeting.

Voting over the Internet or by telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most importantly, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. If you received a paper copy of the proxy materials, please do not return the enclosed paper ballot if you are voting over the Internet or by telephone.

How can I obtain an Annual Report of the Company on its Form 10-K?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is available on the Securities and Exchange Commission website at http://www.sec.gov. You may request a copy of our Annual Report on Form 10-K or view it at http://www.proxydirect.com/APHY. If you would like a copy of our Annual Report on Form 10-K or any of its exhibits, we will send you one without charge. Please send the request by ______ to our proxy agent.

Whom should I contact if I have any questions?

If you have any questions about how to vote or direct a vote in respect to your shares contact our proxy agent:

Issuer Direct
500 Perimeter Park Drive, Suite D
Morrisville, North Carolina 27560
Telephone: (866) 752-8683

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one proxy statement will be delivered to multiple shareholders sharing an address unless a shareholder specifically requests an additional copy. The Company will deliver a separate copy of the proxy statement to a shareholder at a shared address, upon request provided to the Company’s proxy agent at: Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, North Carolina 27560 or via fax at (202) 521-3464 or telephone at (866) 752-8683.

If you currently receive one copy for multiple shareholders and wish to receive separate copies in the future or if you share an address with another shareholder and received multiple copies and wish to only receive one copy in the future, please contact the Company’s proxy agent at the address and information listed in this section.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As to each class of voting securities of the registrant entitled to be voted by written consent in lieu of a meeting, the number of shares outstanding and the number of votes to which each class is entitled as of the record date is as follows:

Class of Stock	Number of Shares Authorized	Number of Outstanding Shares	Number of Votes Per Share Entitled to Vote
Common Stock	35,000,000
Series A Preferred Stock	2,830
Series B Preferred Stock	7,745
Series C Preferred Stock	813

By Order of the Board of Directors,

/s/ Robert DelVecchio
Robert DelVecchio
________, 2013	Chief Executive Officer and Director
New York, New York

EXHIBIT A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
ASSURED PHARMACY, INC.

The undersigned, for the purposes of amending and restating the Articles of Incorporation of Assured Pharmacy, Inc., a Nevada corporation (the “Corporation”), does hereby certify that:

1. The Corporation’s original Articles of Incorporation were filed in the office of the Secretary of State of the State of Nevada (the “Office of the Nevada Secretary of State”) on October 22, 1999, and have been amended by (i) that certain Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations filed in the Office of the Nevada Secretary of State on August 25, 2003; (ii) that certain Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations filed in the Office of the Nevada Secretary of State on October 8, 2004; (iii) that certain Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations filed in the Office of the Nevada Secretary of State on October 24, 2005; (iv) that certain Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations filed in the Office of the Nevada Secretary of State on July 17, 2006; (v) that certain Certificate of Designation for Nevada Profit Corporations filed in the Office of the Nevada Secretary of State on June 26, 2009; (vi) that certain Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations filed in the Office of the Nevada Secretary of State on January 22, 2010; (vii) that certain Certificate of Correction filed in the Office of the Nevada Secretary of State on February 8, 2010; (viii) that certain Certificate of Designation for Nevada Profit Corporations filed in the Office of the Nevada Secretary of State on May 27, 2010 in the Office of the Nevada Secretary of State; (ix) that certain Certificate of Change filed Pursuant to NRS 78.209 for Nevada Profit Corporations filed in the Office of the Nevada Secretary of State on March 24, 2011; and (x) that certain Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations filed in the Office of the Nevada Secretary of State on May 11, 2012 (the foregoing Articles of Incorporation, as amended, are hereinafter referred to as the “Original Articles of Incorporation”).

2. The Corporation’s original name was Surforama.com, Inc.

3. These Amended and Restated Articles of Incorporation have been adopted pursuant to 78.403 of the Nevada Revised Statutes.

4. The Original Articles of Incorporation are hereby amended and restated in their entirety to read in full as follows:

ARTICLE I
NAME

The name of the corporation is: Assured Pharmacy, Inc.

ARTICLE II
CAPITAL STOCK

Section 1.  Authorized Shares.  The aggregate number of shares which the Corporation shall have authority to issue is one hundred and five million (105,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock”, with all of such shares having a par value of $0.001 per share.  The total number of shares of Common Stock that the Corporation shall have authority to issue is one hundred million (100,000,000) shares.  The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is five million (5,000,000) shares.  The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof.  The voting powers, designations, preferences, limitations, restrictions and relative, participating, option and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article II.

Section 2.  Common Stock.

(a)  Dividend Rate.  Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Amended and Restated Articles of Incorporation, as amended from time to time (hereinafter, the “Articles”) or the Nevada Revised Statutes, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b)  Voting Rights.  Except as otherwise provided by the Nevada Revised Statutes, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock.  No holder of shares of Common Stock shall have the right to cumulate votes.

(c)  Liquidation Rights.  In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock.  A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d)  No Conversion, Redemption, or Preemptive Rights.  The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e)  Consideration for Shares.  The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3.  Preferred Stock.

(a)  Designation.  The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption.  The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution.  As used in this section “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government.  The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.  Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock or the certificate of designation provides to the contrary, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b)  Certificate.  Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the Nevada Revised Statutes.  The Certificate of Designation for Series A Convertible Preferred Stock and Series B Convertible Preferred Stock is attached hereto as Annex A.  The Certificate of Designation for Series C Convertible Preferred Stock is attached hereto as Annex B.  The Certificate of Designation for Series D Convertible Preferred Stock is attached hereto as Annex C.

Section 4.  Non-Assessment of Stock.  The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this respect.  No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

ARTICLE III
DIRECTORS

The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation. The board of directors shall consist of at least one (1) individual and not more than seven (7) individuals. The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

The personal liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of Title 7, Chapter 78 of the Nevada Revised Statutes.

The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, indemnify and hold harmless its directors, officers, employees and agents under said law from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, insurance, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE IV
PURPOSE

The purpose of the corporation shall be general business and any legal activity.

IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be executed, signed and acknowledged by Robert DelVecchio, the Corporation’s Chief Executive Officer, as of the [●]th day of October, 2013.

ASSURED PHARMACY, INC.

By:	/s/ Robert DelVecchio
Robert DelVecchio
Chief Executive Officer

ANNEX A
[to the Articles of Incorporation]
CERTIFICATE OF DESIGNATION
SERIES A CONVERTIBLE PREFERRED STOCK
SERIES B CONVERTIBLE PREFERRED STOCK
(ORIGINALLY FILED ON JUNE 26, 2009 AND
AMENDED AND RESTATED AS OF OCTOBER [●]) 2013)

Pursuant to authority vested in the Board of Directors (the “Board”) of Assured Pharmacy, Inc. (the “Corporation”) by Article II of the Amended and Restated Articles of Incorporation of the Corporation (the “Charter”), the following resolution was adopted by the Board pursuant to Section 78.1955 of the Nevada Revised Statutes of the State of Nevada:

RESOLVED, that, pursuant to the authority vested in the Board by Article II of the Charter, out of the total authorized number of 5,000,000 shares of Corporation preferred stock, par value $0.001 per share (the “Preferred Stock”), there shall be designated (i) a series of 2,830 shares which shall be issued in and constitute a single series to be known as “Series A Convertible Preferred Stock” (hereinafter called the “Series A Preferred Stock”) and (ii) a series of 7,745 shares which shall be issued in and constitute a single series to be known as “Series B Convertible Preferred Stock” (hereinafter called the “Series B Preferred Stock”).  The shares of Series A Preferred Stock and Series B Preferred Stock have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

1. Definitions.

(a) “Acquisition” shall mean (i) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization own less than fifty percent (50%) of the voting power of the surviving or successor entity (or in the event stock or ownership interests of an affiliated entity are issued in such transaction, less than fifty percent (50%) of the voting power of such affiliated entity) immediately after such consolidation, merger or reorganization, or (ii) any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Corporation’s outstanding voting power is transferred.

(b) “Asset Transfer” shall mean a sale, lease, conveyance, exclusive license or other disposition of all or substantially all of the assets of the Corporation.

(c) “Business Day” shall mean a day, other than Saturday or Sunday, on which banks are open for business in New York, New York.

(d) “Common Stock” means the common stock, $0.001 par value per share, of the Corporation.

(e) “Fair Market Value” shall mean, on any given day, the closing sale price of the Common Stock on the principal securities market on which the Common Stock may at the time be traded on such day, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on such market at the end of such day, or, if on such day the Common Stock is not so traded, the average of the representative bid and asked prices quoted on the over-the-counter market (the “OTCQB”)  as of 4:00 P.M., New York time, or, if on such day the Common Stock is not quoted on the OTCQB, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the OTC Markets Group, or any similar successor organization. If at any time Common Stock is not traded on any securities exchange or quoted on the OTCQB or the over-the-counter market, the “Fair Market Value” shall be as determined by the Board in good faith, absent manifest error.

(f) “Exchange Letter” shall mean those certain debenture exchange letters delivered in connection with the Securities Purchase Agreement.

(g) “Junior Stock” shall mean the Common Stock and any shares of Preferred Stock of any series or class of the Corporation, whether presently outstanding or hereafter issued, which are junior to the shares of Series A Preferred Stock or Series B Preferred Stock with respect to (i) the distribution of assets on any Liquidation, (ii) dividends or (iii) voting.

(h) “Public Offering” shall mean a firm commitment underwritten public offering of securities registered pursuant to the Securities Act of 1933, as amended.

(i) “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated February 9, 2009, by and between the Corporation and the purchasers party thereto.

(j) “Series C Preferred Stock” shall mean the Series C Convertible Preferred Stock, par value $0.001 per share, of the Corporation.

(k) “Series D Preferred Stock” shall mean the Series D Convertible Preferred Stock, par value $0.001 per share, of the Corporation.

(l) “Stated Value” shall mean, with respect to each share of Series A Preferred Stock or Series B Preferred Stock, an amount equal to $1,000.00.

(m) Any reference herein to “holder” shall be deemed to refer to any nominee of the holder.

2. Voting Rights.

(a) Voting Generally.  Except as required by law or otherwise provided herein, the shares of Series A Preferred Stock and Series B Preferred Stock shall be voted together with the shares of Common Stock and other shares of preferred stock entitled to vote together with the shares of Common Stock, and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Series A Preferred Stock and Series B Preferred Stock, respectively, are convertible (pursuant to Section 3 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

(b) Election of Directors by Holders of Series A Preferred Stock.

(i) Except as provided below, so long as 35% of the aggregate amount of the shares of Series A Preferred Stock are outstanding, the holders of outstanding shares of Series A Preferred Stock together with the holders of outstanding shares of Series C Preferred Stock shall, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, be entitled to elect two (2) Directors to the Board (the “Series A and C Directors”).  The Series A and C Directors shall be elected by a plurality vote of holders of Series A Preferred Stock and Series C Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, with the elected candidates being the individuals receiving the greatest number of affirmative votes (with each holder of Series A Preferred Stock and Series C Preferred Stock entitled to cast one vote for or against each candidate with respect to each share held by such holder) of the aggregate number of outstanding shares of Series A Preferred Stock and Series C Preferred Stock, with votes cast against such candidate and votes withheld having no legal effect.  The holders of outstanding shares of Series A Preferred Stock and Series C Preferred Stock shall not have the right to elect Series A and C Directors during any period in which the holders of Series D Preferred Stock are entitled to elect a majority of the Board, as provided in the Certificate of Designation for the Series D Preferred Stock.

(ii) The election of the Series A and C Directors shall occur:

(A) at the annual meeting of holders of capital stock;

(B) at any special meeting of holders of capital stock if such meeting is called for the purpose of electing directors;

(C) at any special meeting of holders of Series A Preferred Stock and Series C Preferred Stock called by holders of not less than a majority of the outstanding shares of Series A Preferred Stock and Series C Preferred Stock in the aggregate (a “Majority Interest”); or

(D) by the written consent of holders of the outstanding shares of Series A Preferred Stock and Series C Preferred Stock entitled to vote for Series A and C Directors in the manner and on the basis specified above.

If at any time when the holders of Series A Preferred Stock or Series C Preferred Stock are entitled to elect Series A and C Directors, any such Series A and C Director should cease to be a Director for any reason, the vacancy shall be filled only by the vote or written consent of the holders of the outstanding shares of Series A Preferred Stock and Series C Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, in the manner and on the basis specified above or as otherwise provided by law.  The holders of outstanding shares of Series A Preferred Stock and Series C Preferred Stock shall also be entitled to vote in the election of all other Directors of the Corporation together with holders of all other shares of the Corporation’s outstanding capital stock entitled to vote thereon, voting as a single class, with each outstanding share of Series A Preferred Stock or Series C Preferred Stock entitled to the number of votes specified in Section 2(a) hereof.  The holders of outstanding shares of Series A Preferred Stock and Series C Preferred Stock, may, in their discretion, determine not to elect Series A and C Directors as provided herein from time to time, and during any such period the Board nonetheless shall be deemed duly constituted.

3. Conversion Rights.  The holders of the Series A Preferred Stock and Series B Preferred Stock shall have the following rights with respect to the conversion of the shares of Series A Preferred Stock and Series B Preferred Stock into shares of Common Stock:

(a) Optional Conversion.  Subject to and in compliance with the provisions of this Section 3, any share of Series A Preferred Stock or Series B Preferred Stock that may, at the option of such holder, be converted at any time into fully-paid and non-assessable shares of Common Stock.  The number of shares of Common Stock to which such holder of Series A Preferred Stock or Series B Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Conversion Rate then in effect, calculated as provided in Section 3(b), by the number of shares of Series A Preferred Stock or Series B Preferred Stock being converted.

(b) Stock Conversion Rate.  The conversion rate in effect at any time for conversion of a share of Series A Preferred Stock or Series B Preferred Stock, respectively (the “Conversion Rate”) shall be the quotient obtained by dividing the Stated Value per share of Series A Preferred Stock or Series B Preferred Stock, respectively, by the applicable Series A Stock Conversion Price (for conversions of Series A Preferred Stock), or the applicable Series B Stock Conversion Price (for conversions of Series B Preferred Stock), calculated as provided in Section 3(c).

(c) Stock Conversion Prices.  The conversion price for the Series A Preferred Stock shall initially be (i) with respect to all shares of Series A Preferred Stock issued pursuant to the Securities Purchase Agreement upon conversion of the principal and interest due under the Credit Facility Note (as such term is defined in the Securities Purchase Agreement), $0.899280576 and with respect to all other shares of Series A Preferred Stock, $0.90 (as applicable, the “Series A Stock Conversion Price”); and the conversion price for the Series B Preferred Stock shall initially be $0.90 (the “Series B Stock Conversion Price,” together with the Series A Stock Conversion Price, the “Stock Conversion Prices”).  Each stock certificate delivered in connection with each issuance of shares of Series A Preferred Stock shall contain a statement or other indication of the initial Series A Stock Conversion Price with respect to the shares represented by such certificate; provided, however, that in the event of any conflict between the indication on a stock certificate and the records of the Corporation the records of the Corporation shall be the definitive authority with respect thereto.  Each initial Stock Conversion Price shall be adjusted from time to time in accordance with this Section 3.  All references to the Stock Conversion Prices herein shall mean the Stock Conversion Price as so adjusted.

(d) Mechanics of Conversion.  Each holder of Series A Preferred Stock and Series B Preferred Stock who desires to convert the same into shares of Common Stock pursuant to this Section 3 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series A Preferred Stock and Series B Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same.  Such notice shall state the number of shares of Series A Preferred Stock or Series B Preferred Stock being converted.  Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and promptly pay in cash (at the Fair Market Value) the value of any fractional share of Common Stock otherwise issuable to any holder of Series A Preferred Stock or Series B Preferred Stock.  Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Preferred Stock or Series B Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.  If the conversion is in connection with a Public Offering, the conversion may, at the option of any holder tendering such Series A Preferred Stock or Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event any persons entitled to receive Common Stock upon conversion of such Series A Preferred Stock or Series B Preferred Stock shall not be deemed to have converted such Series A Preferred Stock or Series B Preferred Stock, respectively, until immediately prior to the closing of such sale of securities.

(e) Adjustment for Stock Splits and Combinations.  If the Corporation shall at any time or from time to time after the date that the first share of Series A Preferred Stock or Series B Preferred Stock is issued (the “Original Issue Date”), effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series A Preferred Stock or Series B Preferred Stock, the Stock Conversion Prices in effect immediately before that subdivision shall be proportionately decreased.  Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series A Preferred Stock or Series B Preferred Stock, the Stock Conversion Prices in effect immediately before the combination shall be proportionately increased.  Any adjustment pursuant to this Section 3(e) shall become effective simultaneously with the effectiveness of such subdivision or combination.

(f) Adjustment for Common Stock Dividends and Distributions.  If the Corporation at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in Common Stock without a corresponding dividend or other distribution to holders of Series A Preferred Stock or Series B Preferred Stock, then in each such event the Stock Conversion Prices that are then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Stock Conversion Prices then in effect by a fraction (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable (including shares of Common Stock issued or issuable upon exercise of any securities convertible into, or exchangeable for, shares of, Common Stock) in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Stock Conversion Prices shall be recomputed accordingly as of the close of business on such record date and thereafter the Stock Conversion Prices shall be adjusted pursuant to this Section 3(f) to reflect the actual payment of such dividend or distribution.

(g) Adjustment for Reclassification, Exchange and Substitution.  If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock or Series B Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than as a result of a subdivision or combination of shares or stock dividend or a reorganization, merger or consolidation provided for elsewhere in this Section 3), in any such event each holder of Series A Preferred Stock and Series B Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred Stock or Series B Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of Series A Preferred Stock and Series B Preferred Stock after the capital reorganization to the end that the provisions of this Section 3 (including adjustment of the Stock Conversion Prices then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock and the Series B Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.  As a condition to any such recapitalization, reclassification or other transaction contemplated above, the Corporation shall reserve a sufficient number of the shares or securities, or a sufficient amount of the property, received or to be received to allow for the conversion of all outstanding shares of Series A Preferred Stock or Series B Preferred Stock in accordance with this Section 3(g).

(h) Reorganizations, Mergers or Consolidations.  If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock or the merger or consolidation of the Corporation with or into another corporation or another entity or person (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 3), as a part of such capital reorganization, merger or consolidation, provision shall be made so that the holders of the Series A Preferred Stock or Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock or Series B Preferred Stock the number of shares of stock or other securities or property of the Corporation to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger or consolidation, subject to adjustment in respect of such stock or securities by the terms thereof.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3  with respect to the rights of the holders of Series A Preferred Stock or Series B Preferred Stock after the capital reorganization, merger or consolidation to the end that the provisions of this Section 3 (including adjustment of the Stock Conversion Prices then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.  As a condition to any such reorganization, merger, consolidation or other transaction contemplated above, the Corporation shall reserve a sufficient number of the shares or securities, or a sufficient amount of the property, received or to be received to allow for the conversion of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock in accordance with this Section 3(h).

(i) Adjustment for Dilutive Issuances.

(i) If the Corporation, or any of its subsidiaries, at any time or from time to time after the Original Issue Date, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice, or otherwise dispose of or issue, any Common Stock or Common Stock Equivalents (as hereinafter defined) entitling any person to acquire shares of Common Stock, at a base share price less than one or more of the then effective Stock Conversion Prices (such applicable Stock Conversion Prices, the “Applicable Conversion Prices”)(such issuances, individually and collectively, a “Dilutive Issuance”) then the Applicable Conversion Prices shall be reduced, in each case, to be a new Stock Conversion Price equal to the product of (A) multiplied by (B), where (A) equals the effective price per share of such Dilutive Issuance and where (B) equals 0.8.

(ii) Such adjustment to each Applicable Conversion Price shall be made upon each occurrence of a Dilutive Issuance.  Notwithstanding the foregoing, no adjustment to a Stock Conversion Price shall be made under this Section 3(i) in respect of an Exempt Issuance (as defined below).

(iii) In the case of the issuance of Common Stock for cash, the base share price shall be deemed to be the amount of cash paid therefore.

(iv) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the base share price shall be deemed to be the sum of such cash and the fair value of such non-cash consideration as determined by the Board of Directors irrespective of any accounting treatment.

(v) In the case of the issuance of Common Stock Equivalents, the following provisions shall apply for all purposes of this Section 3(i):

(A) The aggregate maximum number of shares of Common Stock deliverable upon conversion or exercise of, or in exchange for, any such Common Stock Equivalents shall be deemed to have been issued at the time such Common Stock Equivalents were issued and for a consideration equal to the consideration, if any, received by the Corporation for the Common Stock Equivalents (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion, exchange or exercise of such Common Stock Equivalents; provided that if the minimum amount of consideration payable to the Corporation upon the exchange, exercise or conversion of Common Stock Equivalents is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of anti-dilution adjustments, the then base share price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Corporation upon the exchange, exercise or conversion of such Common Stock Equivalents is subsequently increased, the then base share price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exchange, exercise or conversion of such Common Stock Equivalents.

(B) Upon the expiration or termination of any Common Stock Equivalents, the Conversion Price shall be adjusted to reflect the Conversion Price that would otherwise have been in effect had such Common Stock Equivalents not been issued.

(C) No further adjustment of the Conversion Price, as adjusted upon the issuance of Common Stock Equivalents, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the exchange or conversion of any such Common Stock Equivalents.

(vi) As used in this Section 3(i), the following terms have the meanings set forth below:

(A) “Common Stock Equivalents” means any securities of the Corporation or any of its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(B) “Exempt Issuance” means the issuance (i) of shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (ii) of securities upon the exercise of or conversion of convertible securities, options or warrants issued and outstanding on the date of this Certificate of Designations, provided, however, that such securities have not been amended since the date of this Certificate of Designations to increase the number of such securities or to decrease the exercise or conversion price of any such securities (other than by the anti-dilution provisions thereof, if any), (iii) of securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a person that is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (iv) of Common Stock and/or Common Stock Equivalents to one or more financings (including all related closings with respect to issuances or closings in tranches) up to an aggregate purchase price of $100,000 and at a price per share of Common Stock (determined on an as-converted fully-diluted basis) of not less than seventy-five percent (75%) of the lowest Stock Conversion Price then in effect at the time of such issuance, (v) of Common Stock, Common Stock Equivalents (including without limitation Series A Preferred Stock, Series B Preferred Stock and Common Stock purchase warrants) to be issued pursuant to, or in connection with the Securities Purchase Agreement, and the closing of the transactions contemplated thereunder, (vi) of Common Stock or Common Stock Equivalents to be issued pursuant to the exchange of certain outstanding loans or debentures in connection with the Securities Purchase Agreement, and the closing of the transactions contemplated thereunder and (vii) of Common Stock and/or Common Stock Equivalents to any Purchaser (as defined in the Securities Purchase Agreement), or designee thereof, in connection with any one or more financings, acquisitions or strategic transactions after the date of this Certificate of Designations.

(j) Certificate of Adjustment.  In each case of an adjustment or readjustment of any Stock Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of any of the Series A Preferred Stock or Series B Preferred Stock, if the Series A Preferred Stock or Series B Preferred Stock is then convertible pursuant to this Section 3, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred Stock or Series B Preferred Stock at the holder’s address as shown in the Corporation’s books.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Stock Conversion Prices at the time in effect, and (ii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred Stock or Series B Preferred Stock.

(k) Notices of Record Date.  Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any merger or any Liquidation (as defined below) of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock or Series B Preferred Stock at least ten (10) days prior to the record date specified therein (or such shorter period approved by a majority of the outstanding Series A Preferred Stock and Series B Preferred Stock) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation or Liquidation, is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation or Liquidation.

(l) Automatic Conversion.

(i) Each share of Series A Preferred Stock shall be converted automatically into shares of Common Stock, based on the applicable Series A Stock Conversion Price at any time upon the affirmative election of a Majority Interest of the Series A Preferred Stock voting together as a single class.

(ii) Each share of Series A Preferred Stock and Series B Preferred Stock shall be converted automatically into shares of Common Stock, based on the applicable Stock Conversion Prices, at any time upon the affirmative election of a Majority Interest of the Series A Preferred Stock voting together as a single class, provided that the Fair Market Value of the Common Stock at such time is equal to or greater than the then effective applicable Stock Conversion Prices for each of the Series A Preferred Stock or Series B Preferred Stock, respectively.

(iii) Each share of Series A Preferred Stock and Series B Preferred Stock shall be converted automatically into shares of Common Stock, based on the applicable Stock Conversion Prices, immediately upon the affirmative vote or written consent of the holders of at least a Majority Interest of the Series A Preferred Stock, voting together as a single class, if such conversion is to be effective in connection with the closing of a Public Offering covering the offer and sale of Common Stock for the account of the Corporation.

(iv) Upon any such automatic conversion of the Series A Preferred Stock and Series B Preferred Stock, any dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon shall be paid in cash or Common Stock in accordance with the provisions of Section 3(d).  Upon the occurrence of the automatic conversion described above, the outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent and the holder thereof shall have all rights with respect to the Common Stock to be received regardless of the timing of the delivery of new stock certificates; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred Stock and Series B Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, provided that no bond or undertaking shall be required in connection therewith.  Upon the occurrence of such automatic conversion of the Series A Preferred Stock and Series B Preferred Stock, the holders of the Series A Preferred Stock and Series B Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series A Preferred Stock and Series B Preferred Stock.  Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of such series of the Series A Preferred Stock and Series B Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, and any dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon shall be paid in cash or Common Stock accordance with the provisions of Section 3(d).

(m) Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock and Series B Preferred Stock.  All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock or Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Fair Market Value on the date of conversion.

(n) Notices.  Any notice required by the provisions of this Section 3 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt.  All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

(o) Payment of Taxes.  The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock or Series B Preferred Stock so converted were registered.

(p) Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock and Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock and Series B Preferred Stock.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock and Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.  At the Original Issue Date of the Series A Preferred Stock and Series B Preferred Stock, there are a sufficient number of authorized but unissued shares of Common Stock to effect the conversion of all then outstanding shares of the Series A Preferred Stock and Series B Preferred Stock.

4. Liquidation Preferences.

(a) Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or upon any Acquisition or Asset Transfer (collectively, a “Liquidation”), before any payment of cash or distribution of other property shall be made to the holders of the Common Stock or any other class or series of stock subordinate in liquidation preference to the Corporation’s preferred stock, the assets of the Corporation shall be distributed as follows: first, the holders of the Series D Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, the greater of (A) the stated value per share or (B) the amount such holder of Series D Preferred Stock would be entitled to receive if the Series D Preferred Stock were converted into Common Stock at the applicable Series D stock conversion price; second, the holders of the Series A Preferred Stock and Series C Preferred Stock shall be entitled to receive, pro rata according to the stated value of their shares, out of the assets of the Corporation legally available for distribution to its shareholders, the greater of (A) the stated value per share or (B) the amount such holder of Series A Preferred Stock and Series C Preferred Stock would be entitled to receive if the shares of Series A Preferred Stock or Series C Preferred Stock were converted into Common Stock at the applicable conversion price; third, the holders of the Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, the greater of (A) the Stated Value per share or (B) the amount such holder of Series B Preferred Stock would be entitled to receive if the Series B Preferred Stock were converted into Common Stock at the applicable Series B Stock Conversion Price in accordance with the provisions of Section 3(d) hereof; fourth, the holders of the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, any accrued but unpaid dividends on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, on a pro rata basis based on their aggregate stated values, as applicable, whether or not declared, together with any other dividends declared but unpaid thereon.   At the election of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock on an as-converted basis, an Acquisition or Asset Transfer may be determined not to be considered a Liquidation hereunder.

(b) If, upon any Liquidation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of Series A Preferred Stock and Series C Preferred Stock, the amounts to which such holders are entitled under Section 4(a), no payments shall be made to other holders of any other Junior Stock.

(c) After the distributions described in Section 4(a) above have been paid, subject to the rights of other series of Preferred Stock that exist or may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each; provided, however, that, if upon a Liquidation, the holders of the Series A Preferred Stock receive the Stated Value per share in accordance with Section 4(a) above, no distribution shall be made to the holders of Series A Preferred Stock with respect to any shares of Common Stock that were held by the holders of the Series A Preferred Stock as of the Original Issue Date.

(d) In any Liquidation involving an Acquisition or an Asset Sale, if the consideration to be received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board in accordance with this Section 4(d).   Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such securities exchange or quotation system over the thirty (30) day period ending three (3) days prior to the closing;

(B) If actively traded on a public market, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(C) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

(e) In the event of a Liquidation involving an Acquisition or an Asset Sale, if any portion of the consideration payable to the stockholders of the Corporation is subject to contingencies, the agreement relating to such Liquidation shall provide that (i) the portion of such consideration that is not subject to any contingencies (the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) as if the Initial Consideration were the only consideration payable in connection with such Liquidation event and (ii) any additional consideration which becomes payable to the stockholders of the Corporation upon satisfaction of contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) after taking into account the previous payment of the Initial Consideration as part of the same transaction.

5. Dividends and Distributions.  The Series A Preferred Stock and Series B Preferred Stock shall accrue no dividends, but shall participate in dividends with the Common Stock on an “as converted” basis.

6. Exclusion of Other Rights.  Except as may otherwise be required by law, the shares of Series A Preferred Stock and Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designations (as such Certificate of Designations may be amended from time to time) and in the Corporation’s Charter.  The shares of Series A Preferred Stock and Series B Preferred Stock shall in all other respects be treated in the same manner as the Corporation’s Common Stock.

7. Waivers.

(a) The provisions of this Certificate of Designations may be waived and the Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the holders of a Majority Interest of the Series A Preferred Stock consent to such waiver; provided, however, that if such waiver materially and adversely affects holders of the Series B Preferred Stock in a manner materially different from holders of the Series A Preferred Stock, then such waiver shall require the consent of the holders of not less than a majority of the outstanding shares of Series B Preferred Stock voting as a separate class.  Any such waiver shall be enforceable against all holders of the Series A Preferred Stock and the Series B Preferred Stock and shall not constitute an amendment to this Certificate of Designation.

(b) In the event that a member of the Board who is also a partner or employee of an entity that is a holder of Series A Preferred Stock and that is in the business of investing and reinvesting in other entities, or an employee or a partner of an entity that manages or is an investor in such an entity (each, a “Fund”) acquires knowledge of a potential transaction or other matter in such individual’s capacity as a partner or employee of the Fund or the manager or general partner of the Fund (and other than directly in connection with such individual’s service as a member of the Board) and that may be an opportunity of interest for both the Corporation and such Fund (a “Corporate Opportunity”), then the Corporation (i) renounces any expectancy that such director or Fund offer an opportunity to participate in such Corporate Opportunity to the Corporation and (ii) to the fullest extent permitted by law, waives any claim that such opportunity constituted a Corporate Opportunity that should have been presented by such director or Fund to the Corporation or any of its affiliates; provided, however, that such director acts in good faith.

ANNEX B
[to the Articles of Incorporation]
CERTIFICATE OF DESIGNATION
SERIES C CONVERTIBLE PREFERRED STOCK
(ORIGINALLY FILED ON JUNE 26, 2009 AND
AMENDED AND RESTATED AS OF OCTOBER [●]) 2013)

Pursuant to authority vested in the Board of Directors (the “Board”) of Assured Pharmacy, Inc. (the “Corporation”) by Article II of the Amended and Restated Articles of Incorporation of the Corporation (the “Charter”), the following resolution was adopted by the Board pursuant to Section 78.1955 of the Nevada Revised Statutes:

RESOLVED that, pursuant to authority vested in the Board by Article II of the Charter, out of the total authorized number of 5,000,000 shares of Corporation preferred stock, par value $0.001 per share (the “Preferred Stock”), there shall be designated a series of 813 shares which shall be issued in and constitute a single series to be known as “Series C Convertible Preferred Stock” (hereinafter called the “Series C Preferred Stock”).  The shares of Series C Preferred Stock have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

1. Definitions.

(a) “Acquisition” shall mean (i) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization own less than fifty percent (50%) of the voting power of the surviving or successor entity (or in the event stock or ownership interests of an affiliated entity are issued in such transaction, less than fifty percent (50%) of the voting power of such affiliated entity) immediately after such consolidation, merger or reorganization, or (ii) any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Corporation’s outstanding voting power is transferred.

(b) “Asset Transfer” shall mean a sale, lease, conveyance, exclusive license or other disposition of all or substantially all of the assets of the Corporation.

(c) “Business Day” shall mean a day, other than Saturday or Sunday, on which banks are open for business in New York, New York.

(d) “Common Stock” means the common stock, $0.001 par value per share, of the Corporation.

(e) “Fair Market Value” shall mean, on any given day, the closing sale price of the Common Stock on the principal securities market on which the Common Stock may at the time be traded on such day, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on such market at the end of such day, or, if on such day the Common Stock is not so traded, the average of the representative bid and asked prices quoted on the over-the-counter market (the “OTCQB”)  as of 4:00 P.M., New York time, or, if on such day the Common Stock is not quoted on the OTCQB, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the OTC Markets Group, or any similar successor organization. If at any time Common Stock is not traded on any securities exchange or quoted on the OTCQB or the over-the-counter market, the “Fair Market Value” shall be as determined by the Board in good faith, absent manifest error.

(f) “Exchange Letter” shall mean those certain debenture exchange letters delivered in connection with the Securities Purchase Agreement.

(g) “Junior Stock” shall mean the Common Stock and any shares of Preferred Stock of any series or class of the Corporation, whether presently outstanding or hereafter issued, which does not, by its terms, rank senior to or pari passu with the shares of Series C Preferred Stock with respect to (i) the distribution of assets on any Liquidation, (ii) dividends or (iii) voting.

(h) “Public Offering” shall mean a firm commitment underwritten public offering of securities registered pursuant to the Securities Act of 1933, as amended.

(i) “Securities Purchase Agreement” means that certain Exchange Agreement, dated May 21, 2010, by and between the Corporation and the purchasers party thereto.

(j) “Series A Preferred Stock” shall mean the Series A Convertible Preferred Stock, par value $0.001 per share, of the Corporation.

(k) “Series B Preferred Stock” shall mean the Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation.

(l) “Series D Preferred Stock” shall mean the Series D Convertible Preferred Stock, par value $0.001 per share, of the Corporation.

(m) “Stated Value” shall mean, with respect to each share of Series C Preferred Stock, an amount equal to $1,000.00.

(n) Any reference herein to “holder” shall be deemed to refer to any nominee of the holder.

2. Voting Rights.

(a) Voting Generally.  Except as required by law or otherwise provided herein, the shares of Series C Preferred Stock shall be voted together with the shares of Common Stock and other shares of Preferred Stock entitled to vote together with the shares of Common Stock, and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis:  each holder of shares of Series C Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Series C Preferred Stock are convertible (pursuant to Section 3 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

(b) Election of Directors by Series C Preferred Stock.

(i) Except as provided below, so long as 35% of the aggregate amount of the shares of Series C Preferred Stock are outstanding, the holders of outstanding shares of Series C Preferred Stock together with the holders of outstanding shares of Series A Preferred Stock shall, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, be entitled to elect two (2) Directors to the Board (the “Series A and C Directors”).  The Series A and C Directors shall be elected by a plurality vote of holders of Series A Preferred Stock and Series C Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, with the elected candidates being the individuals receiving the greatest number of affirmative votes (with each holder of Series A Preferred Stock and Series C Preferred Stock entitled to cast one vote for or against each candidate with respect to each share of Preferred Stock held by such holder) of the aggregate number of outstanding shares of Series A Preferred Stock and Series C Preferred Stock, with votes cast against such candidate and votes withheld having no legal effect.  The holders of outstanding shares of Series A Preferred Stock and Series C Preferred Stock shall not have the right to elect Series A and C Directors during any period in which the holders of Series D Preferred Stock are entitled to elect a majority of the Board, as provided in the Certificate of Designation for the Series D Preferred Stock.

(ii) The election of the Series A and C Directors shall occur:

(A) at the annual meeting of holders of capital stock;

(B) at any special meeting of holders of capital stock if such meeting is called for the purpose of electing directors;

(C) at any special meeting of holders of Series A Preferred Stock and Series C Preferred Stock called by holders of not less than a majority of the outstanding shares of Series A Preferred Stock and Series C Preferred Stock in the aggregate (a “Majority Interest”); or

(D) by the written consent of holders of the outstanding shares of Series A Preferred Stock and Series C Preferred Stock entitled to vote for Series A and C Directors in the manner and on the basis specified above.

If at any time when the holders of Series A Preferred Stock or Series C Preferred Stock are entitled to elect Series A and C Directors, any such Series A and C Director should cease to be a Director for any reason, the vacancy shall be filled only by the vote or written consent of the holders of the outstanding shares of Series A Preferred Stock and Series C Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, in the manner and on the basis specified above or as otherwise provided by law.  The holders of outstanding shares of Series C Preferred Stock shall also be entitled to vote in the election of all other Directors of the Corporation together with holders of all other shares of the Corporation’s outstanding capital stock entitled to vote thereon, voting as a single class, with each outstanding share of Series C Preferred Stock entitled to the number of votes specified in Section 2(a) hereof.  The holders of outstanding shares of Series C Preferred Stock, may, in their discretion, determine not to elect Series A and C Directors as provided herein from time to time, and during any such period the Board nonetheless shall be deemed duly constituted.

3. Conversion Rights.  The holders of the Series C Preferred Stock shall have the following rights with respect to the conversion of the shares of Series C Preferred Stock into shares of Common Stock:

(a) Optional Conversion.  Subject to and in compliance with the provisions of this Section 3, any share of Series C Preferred Stock that may, at the option of such holder, be converted at any time into fully-paid and non-assessable shares of Common Stock.  The number of shares of Common Stock to which such holder of Series C Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the applicable Conversion Rate then in effect, calculated as provided in Section 3(b), by the number of shares of Series C Preferred Stock being converted.

(b) Stock Conversion Rate.  The conversion rate in effect at any time for conversion of a share of Series C Preferred Stock (the “Conversion Rate”) shall be the quotient obtained by dividing the Stated Value per share of Series C Preferred Stock by the applicable Series C Stock Conversion Price, calculated as provided in Section 3(c).

(c) Stock Conversion Price.  The conversion price for the Series C Preferred Stock shall initially be (i) with respect to all shares of Series C Preferred issued pursuant to the Securities Purchase Agreement, $0.90 (the “Stock Conversion Price”).  Each stock certificate delivered in connection with each issuance of shares of Series C Preferred Stock shall contain a statement or other indication of the initial Stock Conversion Price with respect to the shares represented by such certificate; provided, however, that in the event of any conflict between the indication on a stock certificate and the records of the Corporation the records of the Corporation shall be the definitive authority with respect thereto.  The initial Stock Conversion Price shall be adjusted from time to time in accordance with this Section 3.  All references to the Stock Conversion Price herein shall mean the Stock Conversion Price as so adjusted.

(d) Mechanics of Conversion.  Each holder of Series C Preferred Stock who desires to convert the same into shares of Common Stock pursuant to this Section 3 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same.  Such notice shall state the number of shares of Series C Preferred Stock being converted.  Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and promptly pay in cash (at the Fair Market Value) the value of any fractional share of Common Stock otherwise issuable to any holder of Series C Preferred Stock.  Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series C Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date. If the conversion is in connection with a Public Offering, the conversion may, at the option of any holder tendering such Series C Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event any persons entitled to receive Common Stock upon conversion of such Series C Preferred Stock shall not be deemed to have converted such Series C Preferred Stock until immediately prior to the closing of such sale of securities.

(e) Adjustment for Stock Splits and Combinations.  If the Corporation shall at any time or from time to time after the date that the first share of Series C Preferred Stock is issued (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series C Preferred Stock, the Stock Conversion Price in effect immediately before that subdivision shall be proportionately decreased.  Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series C Preferred Stock, the Stock Conversion Price in effect immediately before the combination shall be proportionately increased.  Any adjustment pursuant to this Section 3(e) shall become effective simultaneously with the effectiveness of such subdivision or combination.

(f) Adjustment for Common Stock Dividends and Distributions.  If the Corporation at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in Common Stock without a corresponding dividend or other distribution to holders of Series C Preferred Stock, then in each such event the Stock Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Stock Conversion Price then in effect by a fraction (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable (including shares of Common Stock issued or issuable upon exercise of any securities convertible into, or exchangeable for, shares of, Common Stock) in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Stock Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Stock Conversion Price shall be adjusted pursuant to this Section 3(f) to reflect the actual payment of such dividend or distribution.

(g) Adjustment for Reclassification, Exchange and Substitution.  If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series C Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than as a result of a subdivision or combination of shares or stock dividend or a reorganization, merger or consolidation provided for elsewhere in this Section 3), in any such event each holder of Series C Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series C Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of Series C Preferred Stock after the capital reorganization to the end that the provisions of this Section 3 (including adjustment of the Stock Conversion Price then in effect and the number of shares issuable upon conversion of the Series C Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.  As a condition to any such recapitalization, reclassification or other transaction contemplated above, the Corporation shall reserve a sufficient number of the shares or securities, or a sufficient amount of the property, received or to be received to allow for the conversion of all outstanding shares of Series C Preferred Stock in accordance with this Section 3(g).

(h) Reorganizations, Mergers or Consolidations.  If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock or the merger or consolidation of the Corporation with or into another corporation or another entity or person (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 3), as a part of such capital reorganization, merger or consolidation, provision shall be made so that the holders of the Series C Preferred Stock shall thereafter be entitled to receive upon conversion of the Series C Preferred Stock the number of shares of stock or other securities or property of the Corporation to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger or consolidation, subject to adjustment in respect of such stock or securities by the terms thereof.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3  with respect to the rights of the holders of Series C Preferred Stock after the capital reorganization, merger or consolidation to the end that the provisions of this Section 3 (including adjustment of the Stock Conversion Price then in effect and the number of shares issuable upon conversion of the Series C Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable. As a condition to any such reorganization, merger, consolidation or other transaction contemplated above, the Corporation shall reserve a sufficient number of the shares or securities, or a sufficient amount of the property, received or to be received to allow for the conversion of all outstanding shares of Series C Preferred Stock in accordance with this Section 3(h).

(i) Adjustment for Dilutive Issuances.

(i) If the Corporation, or any of its subsidiaries, at any time or from time to time after the Original Issue Date, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice, or otherwise dispose of or issue, any Common Stock or Common Stock Equivalents (as hereinafter defined) entitling any person to acquire shares of Common Stock, at a base share price less than one or more of the then effective Stock Conversion Price (such applicable Stock Conversion Price, the “Applicable Conversion Price”)(such issuances, individually and collectively, a “Dilutive Issuance”) then the Applicable Conversion Price shall be reduced, in each case, to be a new Stock Conversion Price equal to the product of (A) multiplied by (B), where (A) equals the effective price per share of such Dilutive Issuance and where (B) equals 0.8.

(ii) Such adjustment to each Applicable Conversion Price shall be made upon each occurrence of a Dilutive Issuance.  Notwithstanding the foregoing, no adjustment to a Stock Conversion Price shall be made under this Section 3(i) in respect of an Exempt Issuance (as defined below).

(iii) In the case of the issuance of Common Stock for cash, the base share price shall be deemed to be the amount of cash paid therefore.

(iv) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the base share price shall be deemed to be the sum of such cash and the fair value of such non-cash consideration as determined by the Board of Directors irrespective of any accounting treatment.

(v) In the case of the issuance of Common Stock Equivalents, the following provisions shall apply for all purposes of this Section 3(i):

(A) The aggregate maximum number of shares of Common Stock deliverable upon conversion or exercise of, or in exchange for, any such Common Stock Equivalents shall be deemed to have been issued at the time such Common Stock Equivalents were issued and for a consideration equal to the consideration, if any, received by the Corporation for the Common Stock Equivalents (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion, exchange or exercise of such Common Stock Equivalents; provided that if the minimum amount of consideration payable to the Corporation upon the exchange, exercise or conversion of Common Stock Equivalents is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of anti-dilution adjustments, the then base share price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Corporation upon the exchange, exercise or conversion of such Common Stock Equivalents is subsequently increased, the then base share price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exchange, exercise or conversion of such Common Stock Equivalents.
.
(B) Upon the expiration or termination of any Common Stock Equivalents, the Conversion Price shall be adjusted to reflect the Conversion Price that would otherwise have been in effect had such Common Stock Equivalents not been issued.

(C) No further adjustment of the Conversion Price, as adjusted upon the issuance of Common Stock Equivalents, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the exchange or conversion of any such Common Stock Equivalents.

(vi) As used in this Section 3(i), the following terms have the meanings set forth below:

(A) “Common Stock Equivalents” means any securities of the Corporation or any of its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(B) “Exempt Issuance” means the issuance (i) of shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (ii) of securities upon the exercise of or conversion of convertible securities, options or warrants issued and outstanding on the date of this Certificate of Designations, provided, however, that such securities have not been amended since the date of this Certificate of Designations to increase the number of such securities or to decrease the exercise or conversion price of any such securities (other than by the anti-dilution provisions thereof, if any), (iii) of securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a person that is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (iv) of Common Stock and/or Common Stock Equivalents to one or more financings (including all related closings with respect to issuances or closings in tranches) up to an aggregate purchase price of $100,000 and at a price per share of Common Stock (determined on an as-converted fully-diluted basis) of not less than seventy-five percent (75%) of the lowest Stock Conversion Price then in effect at the time of such issuance, (v) of Common Stock, Common Stock Equivalents (including without limitation Preferred Stock and Common Stock purchase warrants) to be issued pursuant to, or in connection with the Securities Purchase Agreement, and the closing of the transactions contemplated thereunder, (vi) of Common Stock or Common Stock Equivalents to be issued pursuant to the exchange of certain outstanding loans or debentures in connection with the Securities Purchase Agreement, and the closing of the transactions contemplated thereunder and (vii) of Common Stock and/or Common Stock Equivalents to any Purchaser (as defined in the Securities Purchase Agreement), or designee thereof, in connection with any one or more financings, acquisitions or strategic transactions after the date of this Certificate of Designations.

(j) Certificate of Adjustment.  In each case of an adjustment or readjustment of any Stock Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of any of the Series C Preferred Stock, if the Series C Preferred Stock is then convertible pursuant to this Section 3, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series C Preferred Stock at the holder’s address as shown in the Corporation’s books.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Stock Conversion Price at the time in effect, and (ii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Series C Preferred Stock.

(k) Notices of Record Date.  Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any merger or any Liquidation (as defined below) of the Corporation, the Corporation shall mail to each holder of Series C Preferred Stock at least ten (10) days prior to the record date specified therein (or such shorter period approved by a majority of the outstanding Series C Preferred Stock) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation or Liquidation, is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation or Liquidation.

(l) Automatic Conversion.

(i) Each share of Series C Preferred Stock shall be converted automatically into shares of Common Stock, based on the applicable Series C Stock Conversion Price at any time upon the affirmative election of a Majority Interest of the Series A Preferred Stock and the Series C Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock.

(ii) Each share of Series C Preferred Stock shall be converted automatically into shares of Common Stock, based on the applicable Stock Conversion Price, at any time upon the affirmative election of a Majority Interest of the Series A Preferred Stock and Series C Preferred Stock voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, provided that the Fair Market Value of the Common Stock at such time is equal to or greater than the then effective applicable Stock Conversion Price for each series of Preferred Stock.

(iii) Each share of Series C Preferred Stock shall be converted automatically into shares of Common Stock, based on the applicable Stock Conversion Price, immediately upon the affirmative vote or written consent of the holders of at least a Majority Interest of the Series A Preferred Stock and Series C Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, if such conversion is to be effective in connection with the closing of a Public Offering covering the offer and sale of Common Stock for the account of the Corporation.

(iv) Upon any such automatic conversion of the Series C Preferred Stock, any dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon shall be paid in cash or Common Stock in accordance with the provisions of Section 3(d).  Upon the occurrence of the automatic conversion described above, the outstanding shares of Series C Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent and the holder thereof shall have all rights with respect to the Common Stock to be received regardless of the timing of the delivery of new stock certificates; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series C Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, provided that no bond or undertaking shall be required in connection therewith.  Upon the occurrence of such automatic conversion of the Series C Preferred Stock, the holders of the Series C Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series C Preferred Stock.  Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of such series of the Series C Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, and any dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon shall be paid in cash or Common Stock accordance with the provisions of Section 3(d).

(m) Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of Series C Preferred Stock.  All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series C Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Fair Market Value on the date of conversion.

(n) Notices.  Any notice required by the provisions of this Section 3 shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt.  All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

(o) Payment of Taxes.  The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series C Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series C Preferred Stock so converted were registered.

(p) Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.  At the Original Issue Date of the Series C Preferred Stock, there are a sufficient number of authorized but unissued shares of Common Stock to effect the conversion of all then outstanding shares of the Series C Preferred Stock.

4. Liquidation Preferences.

(a) Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or upon any Acquisition or Asset Transfer (collectively, a “Liquidation”), before any payment of cash or distribution of other property shall be made to the holders of the Common Stock or any other class or series of stock subordinate in liquidation preference to the Corporation’s preferred stock, the assets of the Corporation shall be distributed as follows: first, the holders of the Series D Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, the greater of (A) the stated value per share or (B) the amount such holder of Series D Preferred Stock would be entitled to receive if the Series D Preferred Stock were converted into Common Stock at the applicable Series D stock conversion price; second, the holders of the Series A Preferred Stock and Series C Preferred Stock shall be entitled to receive, pro rata according to the stated value of their shares, out of the assets of the Corporation legally available for distribution to its shareholders, the greater of (A) the stated value per share or (B) the amount such holder of Series A Preferred Stock and Series C Preferred Stock would be entitled to receive if the shares of Series A Preferred Stock and Series C Preferred Stock were converted into Common Stock at the applicable conversion price; third, the holders of the Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, the greater of (A) the Stated Value per share or (B) the amount such holder of Series B Preferred Stock would be entitled to receive if the Series B Preferred Stock were converted into Common Stock at the applicable Series B Stock Conversion Price in accordance with the provisions of Section 3(d) hereof; fourth, the holders of the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, any accrued but unpaid dividends on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, on a pro rata basis based on their aggregate stated values, as applicable, whether or not declared, together with any other dividends declared but unpaid thereon.   At the election of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock on an as-converted basis, an Acquisition or Asset Transfer may be determined not to be considered a Liquidation hereunder.

(b) If, upon any Liquidation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Series A Preferred Stock and Series C Preferred Stock, the amounts to which such holders are entitled under Section 4(a), no payments shall be made to other holders of any other Junior Stock.

(c) After the distributions described in Section 4(a) above have been paid, subject to the rights of other series of preferred stock that exist or may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each; provided, however, that, if upon a Liquidation, the holders of the Series C Preferred Stock receive the Stated Value per share in accordance with Section 4(a) above, no distribution shall be made to the holders of Series C Preferred Stock with respect to any shares of Common Stock that were held by the holders of the Series C Preferred Stock as of the Original Issue Date.

(d) In any Liquidation involving an Acquisition or an Asset Sale, if the consideration to be received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board in accordance with this Section 4(d).   Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(A) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such securities exchange or quotation system over the thirty (30) day period ending three (3) days prior to the closing;

(B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(C) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

(e) In the event of a Liquidation involving an Acquisition or an Asset Sale, if any portion of the consideration payable to the stockholders of the Corporation is subject to contingencies, the agreement relating to such Liquidation shall provide that (i) the portion of such consideration that is not subject to any contingencies (the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) as if the Initial Consideration were the only consideration payable in connection with such Liquidation event and (ii) any additional consideration which becomes payable to the stockholders of the Corporation upon satisfaction of contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) after taking into account the previous payment of the Initial Consideration as part of the same transaction.

5. Dividends and Distributions.  The Series C Preferred Stock shall accrue no dividends, but shall participate in dividends with the Common Stock on an “as converted” basis.

6. Exclusion of Other Rights.  Except as may otherwise be required by law, the shares of Series C Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designations (as such Certificate of Designations may be amended from time to time) and in the Corporation’s Charter.  The shares of Series C Preferred Stock shall in all other respects be treated in the same manner as the Corporation’s Common Stock.

7. Waivers.

(a) The provisions of this Certificate of Designations may be waived and the Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the holders of a Majority Interest of the Series A Preferred Stock and Series C Preferred Stock, together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, consent to such waiver; provided, however, that if such waiver materially and adversely affects holders of the Series B Preferred Stock in a manner materially different from holders of the Series A Preferred Stock and Series C Preferred Stock, then such waiver shall require the consent of the holders of not less than a majority of the outstanding shares of Series B Preferred Stock voting as a separate class.  Any such waiver shall be enforceable against all holders of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock and shall not constitute an amendment to this Certificate of Designation.

(b) In the event that a member of the Board who is also a partner or employee of an entity that is a holder of Series C Preferred Stock and that is in the business of investing and reinvesting in other entities, or an employee or a partner of an entity that manages or is an investor in such an entity (each, a “Fund”) acquires knowledge of a potential transaction or other matter in such individual’s capacity as a partner or employee of the Fund or the manager or general partner of the Fund (and other than directly in connection with such individual’s service as a member of the Board) and that may be an opportunity of interest for both the Corporation and such Fund (a “Corporate Opportunity”), then the Corporation (i) renounces any expectancy that such director or Fund offer an opportunity to participate in such Corporate Opportunity to the Corporation and (ii) to the fullest extent permitted by law, waives any claim that such opportunity constituted a Corporate Opportunity that should have been presented by such director or Fund to the Corporation or any of its affiliates; provided, however, that such director acts in good faith.

EXHIBIT B

CERTIFICATE OF DESIGNATION OF
SERIES D CONVERTIBLE PREFERRED SHARES

ANNEX C
[to the Articles of Incorporation]
CERTIFICATE OF DESIGNATION
SERIES D CONVERTIBLE PREFERRED STOCK
(FILED ON OCTOBER [●], 2013)

Pursuant to authority vested in the Board of Directors (the “Board”) of Assured Pharmacy, Inc. (the “Corporation”) by Article II of the Amended and Restated Articles of Incorporation of the Corporation (the “Charter”), the following resolution was adopted by the Board pursuant to Section 78.1955 of the Nevada Revised Statutes:

RESOLVED that, pursuant to authority vested in the Board by Article II of the Charter, out of the total authorized number of 5,000,000 shares of Corporation preferred stock, par value $0.001 per share (the “Preferred Stock”), there shall be designated a series of 15,000 shares which shall be issued in and constitute a single series to be known as “Series D Convertible Preferred Stock” (hereinafter called the “Series D Preferred Stock”).  The shares of the Series D Preferred Stock have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

1.	Definitions.

(a) “Acquisition” shall mean (i) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization own less than fifty percent (50%) of the voting power of the surviving or successor entity (or in the event stock or ownership interests of an affiliated entity are issued in such transaction, less than fifty percent (50%) of the voting power of such affiliated entity) immediately after such consolidation, merger or reorganization, or (ii) any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Corporation’s outstanding voting power is transferred.

(b) “Asset Transfer” shall mean a sale, lease, conveyance, exclusive license or other disposition of all or substantially all of the assets of the Corporation.

(c) “Business Day” shall mean a day, other than Saturday or Sunday, on which banks are open for business in New York, New York.

(d) “Common Stock” means the common stock, $0.001 par value per share, of the Corporation.

(e) “Fair Market Value” shall mean, on any given day, the closing sale price of the Common Stock on the principal securities market on which the Common Stock may at the time be traded on such day, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on such market at the end of such day, or, if on such day the Common Stock is not so traded, the average of the representative bid and asked prices quoted on the over-the-counter markets (the “OTCQB”) as of 4:00 P.M., New York time, or, if on such day the Common Stock is not quoted on the OTCQB, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the OTC Markets Group, or any similar successor organization. If at any time Common Stock is not traded on any securities exchange or quoted on the OTCQB or the over-the-counter market, the “Fair Market Value” shall be as determined by the Board in good faith, absent manifest error.

(f) “Exchange Letter” shall mean those certain debenture exchange letters delivered in connection with the Securities Purchase Agreement.

(g) “Junior Stock” shall mean the Common Stock and any shares of Preferred Stock of any series or class of the Corporation, whether presently outstanding or hereafter issued, which does not, by its terms, rank senior to or pari passu with the shares of Series D Preferred Stock with respect to (i) the distribution of assets on any Liquidation, (ii) dividends or (iii) voting.

(h) “Public Offering” shall mean a firm commitment underwritten public offering of securities registered pursuant to the Securities Act of 1933, as amended.

(i) “Securities Purchase Agreement” means that certain Securities Purchase Agreement by and between the Corporation and the purchaser party thereto.

(j) “Series A Preferred Stock” shall mean the Series A Convertible Preferred Stock, par value $0.001 per share, of the Corporation.

(k) “Series B Preferred Stock” shall mean the Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation.

(l) “Series C Preferred Stock” shall mean the Series C Convertible Preferred Stock, par value $0.001 per share, of the Corporation.

(m) “Stated Value” shall mean, with respect to each share of Series D Preferred Stock, an amount equal to $1,000.00.

(n) Any reference herein to “holder” shall be deemed to refer to any nominee of the holder.

2.	Voting Rights.

(a) Voting Generally.  Except as required by law or otherwise provided herein, the shares of Series D Preferred Stock shall be voted together with the shares of Common Stock and other shares of Preferred Stock entitled to vote together with the shares of Common Stock, and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series D Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Series D Preferred Stock are convertible (pursuant to Section 3 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

(b) Election of Directors by Series D Preferred Stock.

(i) So long as 35% of the aggregate amount of the shares of Series D Preferred Stock are outstanding, the Series D Preferred Stock holders shall, at the election of the Initial Investor (as defined in the Securities Purchase Agreement), have the right, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, to elect one (1) director to the Board (the “Series D Director”).  The Series D Director shall be elected by a plurality vote of holders of Series D Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, with the elected candidates being the individuals receiving the greatest number of affirmative votes (with each holder of Series D Preferred Stock entitled to cast one vote for or against each candidate with respect to each share of Preferred Stock held by such holder) of the aggregate number of outstanding shares of Series D Preferred Stock, with votes cast against such candidate and votes withheld having no legal effect.  If by March 1, 2014, the Corporation’s income for the Measurement Period (as defined in the Securities Purchase Agreement), on a Special Adjusted Basis (as defined in the Securities Purchase Agreement) is not positive (on the basis set forth in the Securities Purchase Agreement), then the Initial Investor (as defined in the Securities Purchase Agreement) shall be entitled, in its sole determination, to promptly elect a majority of the Board, to be accomplished in any manner that the Initial Investor deems most expedient and in compliance with applicable laws and the Charter.

(ii) The election of the Series D Director shall occur:

A.	at the annual meeting of holders of capital stock;

B. at any special meeting of holders of capital stock if such meeting is called for the purpose of electing directors;

C. at any special meeting of holders of Series D Preferred Stock called by holders of not less than a majority of the outstanding shares of Series D Preferred Stock in the aggregate (a “Majority Interest”); or

D. by the written consent of holders of the outstanding shares of Series D Preferred Stock entitled to vote for Series D Director in the manner and on the basis specified above.

If at any time when the holders of Series D Preferred Stock are entitled to elect a Series D Director, the Series D Director should cease to be a Director for any reason, the vacancy shall be filled only by the vote or written consent of the holders of the outstanding shares of Series D Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, in the manner and on the basis specified above or as otherwise provided by law.  The holders of outstanding shares of Series D Preferred Stock shall also be entitled to vote in the election of all other Directors of the Corporation together with holders of all other shares of the Corporation’s outstanding capital stock entitled to vote thereon, voting as a single class, with each outstanding share of Series D Preferred Stock entitled to the number of votes specified in Section 2(a) hereof.

(c) Approval of Initial Investor.  Until the earlier of a period of 60 months following the Final Closing Date (as defined in the Securities Purchase Agreement) or such time as the Initial Investor shall own less than 20% of the aggregate amount of the shares of Series D Preferred Stock issued pursuant to the Securities Purchase Agreement, in addition to any other vote or consent required herein or by law, the approval of the Initial Investor shall be necessary for effecting or validating the following actions (whether, directly or indirectly, by amendment to the Charter or Bylaws or other applicable document and/or by merger, recapitalization or otherwise):

(i) any amendment, alteration, repeal or waiver of any provision of the Charter or the Bylaws of the Corporation (including any filing of a Certificate of Designation), that alters or changes the voting or other powers, preferences, or other special rights, privileges or restrictions of the Series D Preferred Stock;

(ii) any increase or decrease in the authorized number of shares of Common Stock or Preferred Stock; or the delisting of any of the Corporation’s securities from the OTCQB or any national securities exchange;

(iii) any authorization or any designation, whether by reclassification or otherwise, of any new class or series of stock or any other securities convertible into or exercisable for equity securities of the Corporation or any increase in the authorized or designated number of any such new class or series;

(iv) any redemption, repurchase, or other distribution with respect to the Common Stock or Preferred Stock;

(v) any liquidation, dissolution or winding-up of the business and affairs of the Corporation or any subsidiary of the Corporation or the entry into any agreement to which the Corporation or any subsidiary of the Corporation is a party regarding a disposition assignment, lease, transfer, licensing, abandonment or other disposal or acquisition of assets in excess of $50,000.00 or any merger (whether or not the Corporation or any subsidiary of the Corporation is the surviving corporation), consolidation, corporate reorganization, reclassification or recapitalization of the Corporation or any subsidiary of the Corporation;

(vi) the approval of or material modification or deviation from the Corporation’s annual business plan and operating budget (an “Approved Budget”);

(vii) any borrowing of money or guarantee of any indebtedness by the Corporation or any subsidiary or the creation of any other obligation of the Corporation or any subsidiary, that under generally accepted accounting principles is required to be shown on  its balance sheet as a liability, or any action that results in the creation of, or authorization to create or issue, or any issuance of any debt security, or that permits any subsidiary to create, authorize or issue any debt security; provided that the foregoing shall not prohibit the Corporation from creating liabilities related to prepaid sales or any other liability created by advance payments to the Corporation in the ordinary course of business;

(viii) any action that results in the grant of or permit a security interest in, or that otherwise encumbers any of the assets of the Corporation or any subsidiary of the Corporation, other than mechanic’s liens, warehousemen’s liens, and liens for taxes not yet due and payable;

(ix) any payment or declaration of a dividend or other distribution on any shares of Common Stock or Preferred Stock made by the Board of Directors;

(x) the creation of, or holding of any equity securities in, any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Corporation, or any sale, transfer or other disposition of any equity securities of any direct or indirect subsidiary of the Corporation, or any action that permits any direct or indirect subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all, or a material portion, of the assets of such subsidiary;

(xi) any transaction with any of the Corporation’s officers, directors, employees or members of their family, including without limitation (1) the approval of any transaction with any officer, director, shareholder or other interested party, or any other party related, directly or indirectly, to any of them; (2) the approval of any loans or advances to employees or consultants other than in the ordinary course of business as travel advances; (3) the approval of any material changes to the salary of any officers; (4) the issuance of options, warrants or rights to purchase equity securities (subject to a predetermined basket for employee stock options); or (5) the agreement or undertaking to do any of the foregoing;

(xii) any change in the principal business of the Corporation, entry into new lines of business, or any exit from the current line of business; or entering into a material agreement that involves an amount in excess of $25,000 prior to the date in which the Corporation becomes cash flow positive for the first time after the filing of this Certificate of Designation, and $100,000 thereafter;

(xiii) any increase or decrease in the authorized number of members of the Board;

(xiv) except as set forth in an Approved Budget, any expenditures for fixed or capital assets, greater than $50,000.00 individually or $100,000.00 in the aggregate on an annual basis;

(xv) the taking of any action or entry into any agreement that would prevent or restrict the holders of the Series D Preferred Stock from exercising any of their rights set forth in this Certificate of Designations;

(xvi) any waiver, amendment, alteration or repeal of any provision of the Charter or the Bylaws of the Corporation; or

(xvii) any action that commits the Corporation or any of its subsidiaries to do any of the foregoing.

(d) Super-Voting Rights in the Event of a Liquidation Sale.  So long as 35% of the aggregate amount of shares of Series D Preferred Stock remain outstanding, and solely in the event that, pursuant to the terms of the Securities Purchase Agreement, the right to a Liquidation Sale (as defined in the Securities Purchase Agreement) is triggered, the outstanding shares of Series D Preferred Stock shall entitle the holder to vote that number of shares of Common Stock equal to 51.00% of the total shares of Common Stock then eligible to vote at the time of vote on the Liquidation Sale (such total to include the voting rights of other classes of the Corporation’s Preferred Stock).

3. Conversion Rights.  The holders of the Series D Preferred Stock shall have the following rights with respect to the conversion of the shares of Series D Preferred Stock into shares of Common Stock:

(a) Optional Conversion.  Subject to and in compliance with the provisions of this Section 3, any share of Series D Preferred Stock that may, at the option of such holder, be converted at any time into 2,000 fully-paid and non-assessable shares of Common Stock.  Each share of Series D Preferred Stock shall entitle the holder to receive 2,000 shares of Common Stock upon conversion.

(b) Stock Conversion Price.  The conversion price for the Series D Preferred Stock shall initially be $0.50 (the “Stock Conversion Price”).  Each stock certificate delivered in connection with each issuance of shares of Series D Preferred Stock shall contain a statement or other indication of the initial Stock Conversion Price with respect to the shares represented by such certificate; provided, however, that in the event of any conflict between the indication on a stock certificate and the records of the Corporation the records of the Corporation shall be the definitive authority with respect thereto.  The initial Stock Conversion Price shall be adjusted from time to time in accordance with this Section 3.  All references to the Stock Conversion Price herein shall mean the Stock Conversion Price as so adjusted.

(c) Mechanics of Conversion.  Each holder of Series D Preferred Stock who desires to convert the same into shares of Common Stock pursuant to this Section 3 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same.  Such notice shall state the number of shares of Series D Preferred Stock being converted.  Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and promptly pay in cash (at the Fair Market Value) the value of any fractional share of Common Stock otherwise issuable to any holder of Series D Preferred Stock.  Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series D Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.  If the conversion is in connection with a Public Offering, the conversion may, at the option of any holder tendering such Series D Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event any persons entitled to receive Common Stock upon conversion of such Series D Preferred Stock shall not be deemed to have converted such Series D Preferred Stock until immediately prior to the closing of such sale of securities.

(d) Adjustment for Stock Splits and Combinations.  If the Corporation shall at any time or from time to time after the date that the first share of Series D Preferred Stock is issued (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series D Preferred Stock, the Stock Conversion Price in effect immediately before that subdivision shall be proportionately decreased.  Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series D Preferred Stock, the Stock Conversion Price in effect immediately before the combination shall be proportionately increased.  Any adjustment pursuant to this Section 3(d) shall become effective simultaneously with the effectiveness of such subdivision or combination.

(e) Adjustment for Common Stock Dividends and Distributions.  If the Corporation at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in Common Stock without a corresponding dividend or other distribution to holders of Series D Preferred Stock, then in each such event the Stock Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Stock Conversion Price then in effect by a fraction (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable (including shares of Common Stock issued or issuable upon exercise of any securities convertible into, or exchangeable for, shares of, Common Stock) in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Stock Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Stock Conversion Price shall be adjusted pursuant to this Section 3(e) to reflect the actual payment of such dividend or distribution.

(f) Adjustment for Reclassification, Exchange and Substitution.  If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series D Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than as a result of a subdivision or combination of shares or stock dividend or a reorganization, merger or consolidation provided for elsewhere in this Section 3), in any such event each holder of Series D Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series D Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of Series D Preferred Stock after the capital reorganization to the end that the provisions of this Section 3 (including adjustment of the Stock Conversion Price then in effect and the number of shares issuable upon conversion of the Series D Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.  As a condition to any such recapitalization, reclassification or other transaction contemplated above, the Corporation shall reserve a sufficient number of the shares or securities, or a sufficient amount of the property, received or to be received to allow for the conversion of all outstanding shares of Series D Preferred Stock in accordance with this Section 3(f).

(g) Reorganizations, Mergers or Consolidations.  If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock or the merger or consolidation of the Corporation with or into another corporation or another entity or person (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 3), as a part of such capital reorganization, merger or consolidation, provision shall be made so that the holders of the Series D Preferred Stock shall thereafter be entitled to receive upon conversion of the Series D Preferred Stock the number of shares of stock or other securities or property of the Corporation to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger or consolidation, subject to adjustment in respect of such stock or securities by the terms thereof.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of Series D Preferred Stock after the capital reorganization, merger or consolidation to the end that the provisions of this Section 3 (including adjustment of the Stock Conversion Price then in effect and the number of shares issuable upon conversion of the Series D Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable. As a condition to any such reorganization, merger, consolidation or other transaction contemplated above, the Corporation shall reserve a sufficient number of the shares or securities, or a sufficient amount of the property, received or to be received to allow for the conversion of all outstanding shares of Series D Preferred Stock in accordance with this Section 3(g).

(h) Adjustment for Dilutive Issuances.

(i) If the Corporation, or any of its subsidiaries, at any time or from time to time after the Original Issue Date, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice, or otherwise dispose of or issue, any Common Stock or Common Stock Equivalents (as hereinafter defined) entitling any person to acquire shares of Common Stock, at a base share price less than one or more of the then effective Stock Conversion Price (such applicable Stock Conversion Price, the “Applicable Conversion Price”) (such issuances, individually and collectively, a “Dilutive Issuance”) then the Applicable Conversion Price shall be reduced, in each case, to be a new Stock Conversion Price equal to the product of (A) multiplied by (B), where (A) equals the effective price per share of such Dilutive Issuance and where (B) equals 0.8.

(ii) Such adjustment to each Applicable Conversion Price shall be made upon each occurrence of a Dilutive Issuance.  Notwithstanding the foregoing, no adjustment to a Stock Conversion Price shall be made under this Section 3(h) in respect of an Exempt Issuance (as defined below).

(iii) In the case of the issuance of Common Stock for cash, the base share price shall be deemed to be the amount of cash paid therefore.

(iv) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the base share price shall be deemed to be the sum of such cash and the fair value of such non-cash consideration as determined by the Board of Directors irrespective of any accounting treatment.

(v) In the case of the issuance of Common Stock Equivalents, the following provisions shall apply for all purposes of this Section 3(h):

A. The aggregate maximum number of shares of Common Stock deliverable upon conversion or exercise of, or in exchange for, any such Common Stock Equivalents shall be deemed to have been issued at the time such Common Stock Equivalents were issued and for a consideration equal to the consideration, if any, received by the Corporation for the Common Stock Equivalents (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion, exchange or exercise of such Common Stock Equivalents; provided that if the minimum amount of consideration payable to the Corporation upon the exchange, exercise or conversion of Common Stock Equivalents is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of anti-dilution adjustments, the then base share price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Corporation upon the exchange, exercise or conversion of such Common Stock Equivalents is subsequently increased, the then base share price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exchange, exercise or conversion of such Common Stock Equivalents.

B. Upon the expiration or termination of any Common Stock Equivalents, the Conversion Price shall be adjusted to reflect the Conversion Price that would otherwise have been in effect had such Common Stock Equivalents not been issued.

C. No further adjustment of the Conversion Price, as adjusted upon the issuance of Common Stock Equivalents, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the exchange or conversion of any such Common Stock Equivalents.

(vi)	As used in this Section 3(h), the following terms have the meanings set forth below:

A. “Common Stock Equivalents” means any securities of the Corporation or any of its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

B. “Exempt Issuance” means the issuance (i) of shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (ii) of securities upon the exercise of or conversion of convertible securities, options or warrants issued and outstanding on the date of this Certificate of Designations, provided, however, that such securities have not been amended since the date of this Certificate of Designations to increase the number of such securities or to decrease the exercise or conversion price of any such securities (other than by the anti-dilution provisions thereof, if any), (iii) of securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a person that is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (iv) of Common Stock and/or Common Stock Equivalents to one or more financings (including all related closings with respect to issuances or closings in tranches) up to an aggregate purchase price of $100,000 and at a price per share of Common Stock (determined on an as-converted fully-diluted basis) of not less than seventy-five percent (75%) of the lowest Stock Conversion Price then in effect at the time of such issuance, (v) of Common Stock, Common Stock Equivalents (including without limitation Preferred Stock and Common Stock purchase warrants) to be issued pursuant to, or in connection with the Securities Purchase Agreement, and the closing of the transactions contemplated thereunder, (vi) of Common Stock or Common Stock Equivalents to be issued pursuant to the exchange of certain outstanding loans or debentures in connection with the Securities Purchase Agreement, and the closing of the transactions contemplated thereunder and (vii) of Common Stock and/or Common Stock Equivalents to any Purchaser (as defined in the Securities Purchase Agreement), or designee thereof, in connection with any one or more financings, acquisitions or strategic transactions after the date of this Certificate of Designations.

(i) Certificate of Adjustment.  In each case of an adjustment or readjustment of any Stock Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of any of the Series D Preferred Stock, if the Series D Preferred Stock is then convertible pursuant to this Section 3, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series D Preferred Stock at the holder’s address as shown in the Corporation’s books.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Stock Conversion Price at the time in effect, and (ii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Series D Preferred Stock.

(j) Notices of Record Date.  Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any merger or any Liquidation (as defined below) of the Corporation, the Corporation shall mail to each holder of Series D Preferred Stock at least ten (10) days prior to the record date specified therein (or such shorter period approved by a majority of the outstanding Series D Preferred Stock) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation or Liquidation, is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation or Liquidation.

(k) Automatic Conversion.

(i) Each share of Series D Preferred Stock shall be converted automatically into shares of Common Stock, based on the applicable Series D Stock Conversion Price at any time upon the affirmative election of the Initial Investor.

(ii) Upon any such automatic conversion of the Series D Preferred Stock, any dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon shall be paid in cash or Common Stock in accordance with the provisions of Section 3(d).  Upon the occurrence of the automatic conversion described above, the outstanding shares of Series D Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent and the holder thereof shall have all rights with respect to the Common Stock to be received regardless of the timing of the delivery of new stock certificates; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series D Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, provided that no bond or undertaking shall be required in connection therewith.  Upon the occurrence of such automatic conversion of the Series D Preferred Stock, the holders of the Series D Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series D Preferred Stock.  Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of such series of the Series D Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, and any dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon shall be paid in cash or Common Stock accordance with the provisions of Section 3(d).

(l) Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of Series D Preferred Stock.  All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series D Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Fair Market Value on the date of conversion.

(m) Notices.  Any notice required by the provisions of this Section 3 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt.  All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

(n) Payment of Taxes.  The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series D Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series D Preferred Stock so converted were registered.

(o) Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series D Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series D Preferred Stock.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series D Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.  At the Original Issue Date of the Series D Preferred Stock, there are an insufficient number of authorized but unissued shares of Common Stock to effect the conversion of all then outstanding shares of the Series D Preferred Stock.

4.	Liquidation Preferences.

(a) Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or upon any Acquisition or Asset Transfer (collectively, a “Liquidation”), before any payment of cash or distribution of other property shall be made to the holders of the Common Stock or any other class or series of stock subordinate in liquidation preference to the Corporation’s preferred stock, the assets of the Corporation shall be distributed as follows: first, the holders of the Series D Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, the greater of (A) the stated value per share or (B) the amount such holder of Series D Preferred Stock would be entitled to receive if the Series D Preferred Stock were converted into Common Stock at the applicable Series D stock conversion price; second, the holders of the Series A Preferred Stock and Series C Preferred Stock shall be entitled to receive, pro rata according to the stated value of their shares, out of the assets of the Corporation legally available for distribution to its shareholders, the greater of (A) the stated value per share or (B) the amount such holder of Series A Preferred Stock and Series C Preferred Stock would be entitled to receive if the shares of Series A Preferred Stock and Series C Preferred Stock were converted into Common Stock at the applicable conversion price; third, the holders of the Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, the greater of (A) the Stated Value per share or (B) the amount such holder of Series B Preferred Stock would be entitled to receive if the Series B Preferred Stock were converted into Common Stock at the applicable Series B Stock Conversion Price in accordance with the provisions of Section 3(d) hereof; fourth, the holders of the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, shall be entitled to receive out of the assets of the Corporation legally available for distribution to its shareholders, any accrued but unpaid dividends on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, on a pro rata basis based on their aggregate stated values, as applicable, whether or not declared, together with any other dividends declared but unpaid thereon.   At the election of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock on an as-converted basis, an Acquisition or Asset Transfer may be determined not to be considered a Liquidation hereunder.

(b) If, upon any Liquidation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Series D Preferred Stock, Series A Preferred Stock and the Series C Preferred Stock, the amounts to which such holders are entitled under Section 4(a), no payments shall be made to other holders of any other preferred stock or Junior Stock

(c) After the distributions described in Section 4(a) above have been paid, subject to the rights of other series of preferred stock that exist or may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each; provided, however, that, if upon a Liquidation, the holders of the Series D Preferred Stock receive the Stated Value per share in accordance with Section 4(a) above, no distribution shall be made to the holders of Series D Preferred Stock with respect to any shares of Common Stock that were held by the holders of the Series D Preferred Stock as of the Original Issue Date.

(d) In any Liquidation involving an Acquisition or an Asset Sale, if the consideration to be received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board in accordance with this Section 4(d).  Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

A. If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such securities exchange or quotation system over the thirty (30) day period ending three (3) days prior to the closing;

B. If actively traded on a public market, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

C. If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

(e) In the event of a Liquidation involving an Acquisition or an Asset Sale, if any portion of the consideration payable to the stockholders of the Corporation is subject to contingencies, the agreement relating to such Liquidation shall provide that (i) the portion of such consideration that is not subject to any contingencies (the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) as if the Initial Consideration were the only consideration payable in connection with such Liquidation event and (ii) any additional consideration which becomes payable to the stockholders of the Corporation upon satisfaction of contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 4(a), 4(b) and 4(c) after taking into account the previous payment of the Initial Consideration as part of the same transaction.

5. Right of First Refusal.  The Holders shall be entitled to a right of first refusal to purchase up to their pro rata share (based on all securities of the Corporation held by such Holders, on an as converted basis) of future financings by the Corporation, including, without limitation, current and future convertible notes, senior notes, debt-like instruments, or the warrants associated with debt-like instruments.

6. Dividends and Distributions.  The Series D Preferred Stock shall accrue no dividends, but shall participate in dividends with the Common Stock on an “as converted” basis.

7. Exclusion of Other Rights.  Except as may otherwise be required by law, the shares of Series D Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designations (as such Certificate of Designations may be amended from time to time) and in the Corporation’s Charter.  The shares of Series D Preferred Stock shall in all other respects be treated in the same manner as the Corporation’s Common Stock.

8. Waivers.

(a) The provisions of this Certificate of Designations may be waived and the Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the holders of a Majority Interest of the Series D Preferred Stock, together as a single class separate from holders of outstanding shares of the Corporation’s other capital stock, consent to such waiver; provided, however, that if such waiver materially and adversely affects holders of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock in a manner materially different from holders of the Series D Preferred Stock, then such waiver shall require the consent of the holders of not less than a majority of the outstanding shares of Preferred Stock voting as a separate class.  Any such waiver shall be enforceable against all holders of the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and shall not constitute an amendment to this Certificate of Designation.

(b) In the event that a member of the Board who is also a partner or employee of an entity that is a holder of Series D Preferred Stock and that is in the business of investing and reinvesting in other entities, or an employee or a partner of an entity that manages or is an investor in such an entity (each, a “Fund”) acquires knowledge of a potential transaction or other matter in such individual’s capacity as a partner or employee of the Fund or the manager or general partner of the Fund (and other than directly in connection with such individual’s service as a member of the Board) and that may be an opportunity of interest for both the Corporation and such Fund (a “Corporate Opportunity”), then the Corporation (i) renounces any expectancy that such director or Fund offer an opportunity to participate in such Corporate Opportunity to the Corporation and (ii) to the fullest extent permitted by law, waives any claim that such opportunity constituted a Corporate Opportunity that should have been presented by such director or Fund to the Corporation or any of its affiliates; provided, however, that such director acts in good faith.